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                                                                   EXHIBIT 10.23

                         ROYALTY AND SERVICES AGREEMENT

       This Royalty and Services Agreement (the "AGREEMENT") is entered into as of this 1st day of January, 2000 (the "EFFECTIVE DATE"), by and between The Good Guys-California, Inc., a California corporation ("GOOD GUYS") and goodguys.com, inc., a Delaware corporation ("DOTCOM").

                             PRELIMINARY STATEMENTS

       A. In consideration for the fulfillment of the various obligations and services contemplated by this Agreement, Dotcom and Good Guys desire to enter into an arrangement whereby Dotcom shall pay a recurring royalty to Good Guys (the "ROYALTY") and certain other amounts and undertakings, all upon and subject to the terms and conditions set forth herein;

       B. To enable Dotcom to obtain the benefits of purchasing discounts available to Good Guys and to secure for Good Guys the benefit of discounts for increased volumes of purchases Good Guys desires to supply Products (as defined below) to Dotcom, upon and subject to the terms and conditions set forth herein;

       C. Good Guys desires to facilitate certain fulfillment functions of Dotcom, upon and subject to the terms and conditions set forth herein;

       D. Good Guys and Dotcom desire to engage in certain co-marketing and crosspromotion of their respective businesses, upon and subject to the terms and conditions set forth herein; and

       E. Dotcom and Good Guys desire to share certain database information upon and subject to the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                             STATEMENT OF AGREEMENT

                              I. ROYALTY OBLIGATION

       1.1. Royalty. In consideration of the various obligations and services contemplated by this Agreement, Dotcom shall pay to Good Guys a Royalty on Dotcom's actual net sales exclusive of bad debt allowance, chargebacks, customer credits, returns, shipping, sales tax (and other transaction related taxes) and other direct costs of sales ("NET SALES"). Prior to the occurrence of a Liquidity Event, the Royalty shall be three percent (3%) of Net Sales. After a Liquidity Event, the Royalty shall be one percent (1%) of Net Sales. The term "LIQUIDITY EVENT" shall mean: (i) a sale of all or substantially all of the assets or business of Dotcom, (ii) a merger of Dotcom with or into another entity (or corporate reorganization of similar effect), or (iii) an underwritten initial public offering of Dotcom's common stock registered under the Securities Act of 1933.


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       1.2. Payments. Royalty payments calculated as provided above ("ROYALTY
PAYMENTS") shall be due and payable monthly within thirty (30) days after the end of each calendar month.

                      II. SUPPLY AND FULFILLMENT OBLIGATION

       2.1. Purchase of Products.

              (a) Good Guys shall provide Dotcom with a list (the "GOOD GUYS PRODUCT LIST") of all products offered for sale from time to time by Good Guys through Good Guys' retail stores and/or available from Good Guys' suppliers (the "GOOD GUYS PRODUCTS") and shall keep such list current. In addition, Good Guys shall make available to Dotcom all copy, photos and other print and electronic material related to Good Guys Products as Dotcom may reasonably request. Subject to the terms and conditions hereof, Good Guys shall sell to Dotcom, and Dotcom shall purchase from Good Guys, substantially all of Dotcom's requirements for Good Guys Products. Upon the request of Dotcom, Good Guys agrees to use commercially reasonable efforts to assist Dotcom in obtaining the right to sell Product Protection Guarantee service contracts provided by Good Guys' vendors of such services.

              (b) Dotcom may at any time elect to cease purchasing all or any part of Good Guys Products hereunder upon thirty (30) days prior written notice to Good Guys. Thereafter, the royalty payment shall continue at three percent (3%) pre-Liquidity Event and one percent (1%) post-Liquidity Event. Good Guys shall use reasonable efforts to facilitate Dotcom's purchasing, merchandising, executive management and product development services with respect to Good Guys Products.

              (c) The parties acknowledge that Dotcom may market and sell products that are not Good Guys Products (the "OTHER PRODUCTS"). Subject to the terms and conditions of this Agreement, Good Guys shall have the right, but not the obligation, to supply Other Products to Dotcom upon the same terms and conditions as apply to Good Guys Products. Prior to marketing or selling any Other Products, Dotcom shall notify Good Guys in writing of the anticipated quantities of such Other Products that it requires. Within two (2) business days after receipt of Dotcom's notice, Good Guys shall notify Dotcom in writing if it wishes to supply such Other Products, which notice shall confirm Good Guy's ability to deliver such Other Products to the schedule and specifications required by Dotcom and upon the terms set forth herein. If Good Guys does not so elect within such two (2) business day period, then Dotcom may enter into such contractual or other relationships to purchase such Other Products from persons or entities other than Good Guys.

              (d) Dotcom shall not commence or continue to market or sell any Other Product that, in the reasonable judgment of Good Guys, is of lower quality than Good Guys Products generally or does not comply with applicable government regulations (an "OBJECTIONABLE PRODUCT"). Good Guys shall promptly notify Dotcom in writing of any Other Products that are or become an Objectionable Product in Good Guys' reasonable judgment, and Dotcom shall cease to market or sell such Objectionable Product promptly upon receipt of such notice.


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              (e) Dotcom shall distribute all Good Guys Products and Other
Products that are not Objectionable Products (collectively, the "PRODUCTS") only through channels of distribution that constitute the Business (as defined below). Good Guys shall not sell Products to any person or entity other than Dotcom through channels of distribution that constitute the Business. The term "BUSINESS" shall mean the sale and offer of sale of consumer electronics products through one or more Internet websites operated by Dotcom, toll-free numbers owned by Dotcom (not involving toll-free numbers owned by Good Guys), and other electronic media and other non-bricks and mortar modalities (whether now existing or hereafter created) operated by Dotcom. In no event shall "Business" be deemed to include (i) the retail sale of consumer electronics products through traditional bricks and mortar retail stores, (ii) mail-order operations involving catalogs as the seller's primary means of marketing or
(iii) wholesale distribution and resale of entertainment electronics products.

              (f) Good Guys hereby assigns to Dotcom all vendor warranties with respect to Products purchased by Dotcom to the full extent permitted by such warranties. If any such vendor warranty may not be assigned by its terms, then Good Guys shall use commercially reasonable efforts to cause Dotcom to obtain the benefits of such warranty. In addition, Dotcom shall have the right to return any Products acquired by Dotcom from Good Guys (or any of its affiliates) at any time during the first forty-five (45) days after purchase thereof and receive a credit equal to one hundred percent (100%) of the purchase price thereof, provided that the supplier agrees to accept the return of such Product by Good Guys. All other returns shall be subject to a ten percent (10%) restocking charge.

              (g) Good Guys shall use commercially reasonable efforts to: (i) facilitate all vendor relationships reasonably required to conduct the Business and (ii) ensure that all required vendor consents are secured.

              (h) Dotcom agrees to abide in all respects with the terms and conditions of Good Guys' various vendor agreements, and to the extent required or requested by such vendors, to enter into such other and further agreements as those vendors may reasonably require.

       2.2. Fulfillment Facilitation Services.

              (a) Dotcom shall be solely and exclusively responsible for all Product fulfillment related to its customer orders.

              (b) Upon placement of a Product order by Dotcom, Good Guys shall fill that order in accordance with the following guidelines:

                     (i) To the extent such Product is in stock at an immediately adjacent or adjoining facility, then the order shall be filled as soon as possible, and in any event, on a "same-day" basis.

                     (ii) To the extent such Product is in stock at a Good Guys location other than an adjacent facility, then the order shall be filled as soon as practicable, applying commercially reasonable standards to that determination.


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                     (iii) To the extent the Product is not in stock, then the
order shall be filled as soon as the Product can be sourced from a third party and delivered to Dotcom.

                     (iv) Good Guys acknowledges that for all purposes of this
Section 2, time is of the essence.

              (c) Upon delivery of the Product to Dotcom by Good Guys, Dotcom shall thereupon take immediate title to such Product and shall assume all risk of loss associated therewith. Dotcom shall cooperate with Good Guys in connection with the completion and filing of any resale exemption or other certificates.

              (d) Without the consent of Good Guys, which consent shall not be unreasonably withheld or delayed, Dotcom shall not enter into any contractual relationship with any person or entity other than Good Guys for the supply of any then in stock Good Guys Products or Other Products that Good Guys has elected to supply. Notwithstanding the foregoing, if at any time Dotcom determines in its reasonable discretion that the quality of supply and fulfillment facilitation services then provided by Good Guys hereunder fails to meet the standards that it requires in order to remain competitive in its business, Dotcom shall have the right to terminate this Agreement and to source Products and fulfillment facilitation from any other party. In such event, the Royalty Payment obligation shall continue but shall be reduced to (or, if post-Liquidity Event, maintained at) one percent (1%).

              (e) Notwithstanding the foregoing, Good Guys shall continue to provide the Good Guys Product List and updates.

       2.3. No Customer Returns or Warranty Service.

                     (a) Good Guys shall have no obligation to accept exchanges, customer satisfaction returns, or warranty or guarantee returns of Products sold by Dotcom.

                     (b) Good Guys shall have no obligation to provide repair and warranty services to purchasers of Products from Dotcom. Good Guys shall have no obligation to provide services to purchasers of Product Protection Guarantee contracts sold by Dotcom, including but not limited to exchanges of Products where authorized under such contracts.

       2.4. Pricing and Compensation.

              (a) Product Cost. For all Products purchased by Dotcom under this Agreement, Good Guys shall charge Dotcom and Dotcom shall pay the Actual Net Cost (as defined below) to Good Guys for such Products plus Incremental Cost (as defined below). The term "ACTUAL NET COST" shall mean the actual cost paid by Good Guys to the suppliers of such Products net of any and all allowances, rebates, credits, discounts or similar arrangements (other than early or prompt payment discounts) that have the effect of reducing the stated cost of such Products (collectively, "DISCOUNTS"). The term "INCREMENTAL COST" shall mean the direct cost, if any, reasonably incurred by Good Guys to third parties, in excess of the cost that would have been incurred in the absence of the performance by Good Guys of its product supply and fulfillment facilitation obligations hereunder. The parties acknowledge that in order to facilitate Good Guys' cash management program, Dotcom will be invoiced and will pay an amount equal


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to Good Guys' actual cost (not reflecting any adjustment for trailing
Discounts). Within thirty (30) days after the end of each fiscal quarter, Good Guys shall calculate total Discounts allocable to Dotcom during the prior quarter and shall immediately issue to Dotcom a credit equal to such amount.

              (b) Payment. Payment for Products supplied by Good Guys shall be made within five (5) business days of delivery of such Products to Dotcom.

              (c) Books and Records. Good Guys shall maintain accurate books and records which reflect Actual Net Costs and all other relevant costs including Incremental Cost. At its own expense, Dotcom or its representatives may examine and copy such books and records. Dotcom and its representatives may make examinations only during usual business hours and at the place at which Good Guys usually keeps its books and records. Dotcom shall be required to notify Good Guys at least ten (10) days before the date of planned examination. If an examination has not been completed within two months after commencement, Good Guys may require Dotcom to terminate the examination on seven (7) days notice to Dotcom, so long as Good Guys has cooperated in full with Dotcom in the examination of such books and records.

                          III. CO-MARKETING OBLIGATION

       3.1. Retail Store References. Good Guys shall provide the following promotional references to an Internet website URL designated by Dotcom (the "WEBSITE URL") in each retail store that it owns or operates during the Term:

              (a) all shopping bags, business cards, printed cash register receipts, in-store signage and other in-store items bearing Good Guys signage shall contain a reference to the Website URL; and

              (b) subject to any landlord restrictions, the display windows of each Good Guys retail store shall include a reference to the Website URL which is not less than 2 1/2 inches in height. Good Guys agrees to use commercially reasonable efforts to promptly secure any required landlord consents.

       3.2. Other Promotional References. Good Guys shall provide the following additional promotional references to the Website URL during the Term:

              (a) all packaging and shipping materials, packing slips and invoices, and transmittal advices used by Good Guys shall contain a reference to the Website URL;

              (b) each vehicle owned by Good Guys that is marked with the Good Guys logo or tradename shall include a reference to the Website URL;

              (c) each print advertisement and print promotional piece produced by Good Guys or purchased by Good Guys from third parties shall contain a reference to the Website URL;


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              (d) all radio and television advertisements of Good Guys shall contain a reference to the Website URL; and

              (e) Dotcom may include additional references in Good Guys' radio and television advertisements (beyond those required by Section 3.2(d) above), provided that Dotcom pays its proportional share of the direct costs thereof.

       3.3. Website References. During the Term, Dotcom's Website (i) shall contain functionality to enable customers to request the Good Guys toll-free telephone number from one or more of its pages, including the Dotcom home page, and (ii) shall contain on one or more of its pages a store locator for Good Guys' retail locations, which locator shall be directly accessible from the Dotcom home page. Dotcom shall update such store locator from time to time at the request of Good Guys. In addition, Dotcom's Website will display a link to the Good Guys corporate website.

       3.4. Negative Covenants. During the Term, Good Guys will not publish any advertisement in any media or in any retail store that promotes any other online seller offering any consumer electronics.

                             IV. DATABASE OBLIGATION

       4.1. Grant of License.

              (a) Subject to any restrictions contained in any agreements with third parties and to the terms and conditions hereof, Dotcom and Good Guys hereby grant to, each other a non-exclusive, royalty-free right and license (the "LICENSE") to use the following database and informational materials, including without limitation any additions, revisions and modifications made thereto by the owner of such materials during the Term (collectively, the "LICENSED MATERIALS"):

                     (i) Good Guys' product information regarding each Product that Good Guys is then supplying to Dotcom, as such information may exist from time to time; and

                     (ii) each party's lists regarding its customers, including their transactional histories and demographic information (collectively, the "CUSTOMER LISTS"), as such information may exist from time to time.

              (b) The Licensed Materials shall be made available at such times and in such format as the parties shall mutually agree. Each party shall use commercially reasonable efforts to keep the Licensed Materials current and accurate in all material respects.

              (c) Neither party shall disclose, sell, lease or rent the Licensed Materials to any third party without the other party's prior written consent.

              (d) To the extent that Dotcom acquires any information regarding Retail Customers (as defined below) through its own sales, such information shall be provided to Good


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Guys periodically, but in no event less frequently than quarterly. To the extent that Good Guys acquires any information regarding Internet Customers (as defined below) through its own sales, such information shall be provided to Dotcom periodically, but in no event less frequently than quarterly. Except as expressly provided in this Agreement to the contrary, either party may use the information provided to it hereunder for any purpose, in its sole discretion.
The term "INTERNET CUSTOMER" shall mean any customer who purchased from Dotcom during the 12-month period ending immediately prior to the date of determination. The term "RETAIL CUSTOMER" shall mean any customer who purchased from Good Guys during the 12-month period ending immediately prior to the date of determination. The parties expressly acknowledge that a person may be both an Internet Customer and a Retail Customer.

       4.2. Limited Warranty. Each party hereby represents and warrants to the other that (a) it owns or otherwise has the right to use the Licensed Materials as to which it grants the License, (b) it has the right and power to grant the License as provided herein and (c) the grant of the License as provided herein does not require the consent of any third party.

       EXCEPT AS EXPRESSLY PROVIDED IN THE FOREGOING SENTENCE, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY WHATSOEVER, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE LICENSED MATERIALS OR ANY INFORMATION, REPORTS OR OUTPUT GENERATED THEREBY. EACH PARTY HEREBY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER HEREUNDER FOR ANY CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES.

       4.3. Ownership of Licensed Materials. All Licensed Materials, including any copies, translations or compilations of all or any part thereof, and any revisions, modifications or additions thereto made by Good Guys or Dotcom, as the case may be, are and shall remain the sole exclusive property of their respective owner, except for any revisions, modifications or additions thereto which were made solely by the party granted a License to use such Licensed Materials hereunder. Any such revisions, modifications or additions shall be owned by the party that made them, but the owner of the Licensed Materials shall hereby be granted a non-exclusive, perpetual, non-revocable, non-transferable license to use the same.

       4.4. Confidentiality. Each party acknowledges that the Licensed Materials constitute valuable, confidential and proprietary information and trade secrets of the other. Accordingly, neither party shall, directly or indirectly, during or after the term of this Agreement, disclose or divulge to any third party, or permit any third party to use or have access to, any of the Licensed Materials, without the prior written consent of the other.

       4.5. Effect of Termination. Upon termination of this Agreement: (i) the License granted hereunder shall terminate; (ii) each party shall cease to use the Licensed Materials; (iii) each party shall promptly return to the other or destroy all copies of the Licensed Materials; and (iv) each party shall execute and deliver to the other any documents reasonably requested by the other to confirm the other's ownership of the Licensed Materials.


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                             V. TERM AND TERMINATION

       5.1. The term of this Agreement (the "TERM") shall commence on the date hereof and continue in full force and effect until the thirtieth (30th) anniversary of the Effective Date or until otherwise terminated in accordance with this Agreement.

       5.2. Either party shall have the right, but not the obligation, to terminate this Agreement immediately if at any time:

              (a) the other party shall be in material breach of any of its obligations hereunder or under any other material agreement between the parties, and such breach shall not be cured within thirty (30) days after receipt of written notice thereof;

              (b) the other party shall be the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors;

              (c) the other party shall become the subject of any involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors, and such petition or proceeding shall not be dismissed within 60 days of filing;

              (d) the business of the other party shall be liquidated or otherwise terminated on any basis; or

              (e) Dotcom or its successor ceases to be actively and continuously engaged in activities constituting the Business.

       5.3. Dotcom shall have the right to terminate this Agreement as contemplated by Section 2.2(d).

       5.4. A party may exercise its right to terminate pursuant to this Agreement by written notice to the other party. No exercise by a party of its rights hereunder shall limit its remedies by reason of the other party's default, the party's rights to exercise any other rights under this section or any other rights of that party.

       5.5. This Agreement will automatically and without necessity of notice terminate upon the effective date of termination of that certain Trademark License Agreement between the parties of even date herewith.

                                VI. MISCELLANEOUS

       6.1. Assignment. Neither party may assign this Agreement or its rights and obligations hereunder in whole or in part without the other party's prior written consent which consent may not be unreasonably withheld or delayed. Any attempt to assign this Agreement without such consent shall be void and of no effect. Notwithstanding the foregoing, either party


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may assign this Agreement or its rights and obligations hereunder to any entity controlled by it or to any entity by which it is acquired by merger, purchase of capital stock, transfer of substantially all assets or otherwise; provided that such entity shall thereafter succeed to all obligations of such party under this Agreement; and provided further, that no such assignment will be effective unless the assignee succeeds to the assigning party's interest in the Trademark License Agreement and Assignment of Domain Name Agreement, of even date herewith.

       6.2. Amendment. No modification or amendment hereof shall be valid and binding, unless it be in writing and signed by the parties hereto.

       6.3. Relationship of the Parties. The parties intend to create a relationship of independent contractors, and not of partnership, co-venture, joint venture, or agency. Neither party shall have the power to bind the other or to incur obligations on behalf of the other without the other's prior written consent. Under no circumstances is either party intended to be, nor shall it be deemed to be, an agent of the other.

       6.4. Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware without giving effect to the conflict of law principles thereof.

       6.5. Entire Agreement. This Agreement sets forth the entire agreement between the parties hereto with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements.

       6.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

       6.7. Waiver. The failure of any party to exercise any right or remedy provided for herein shall not be deemed a waiver of any right or remedy hereunder.

       6.8. Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or otherwise unenforceable, such determination shall not affect the validity or enforceability of any remaining provisions of this Agreement. If any provision of this Agreement is invalid under any applicable statute or rule of law, it shall be enforced to the maximum extent possible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

       6.9. Survival. The provisions of Section 4.4 and this Section 6 shall survive any termination of this Agreement.

       6.10. Headings. The section headings used herein are for the convenience of the parties only, are not substantive and shall not be used to interpret or construe any of the provisions contained herein.

       6.11. Successors and Assigns. This Agreement and the undertakings and representations herein contained shall inure to the benefit of and bind the parties and their respective successors and assigns.


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       6.12. Notice. Any and all notices or other communications hereunder shall be sufficiently given if in writing and sent by hand, telecopier, reputable overnight courier or by certified mail, return receipt requested, postage prepaid, addressed to the party to receive the same at its address as set forth below, or to such other address as the party to receive the same shall have specified by written notice given in the manner provided for herein. Such notices or other communications shall be deemed to have been given on the date of such delivery. Any party may change its address for the purpose of this Agreement by notice to the other parties given as aforesaid.

          Notice to Good Guys:                     Notice to Dotcom:

          The Good Guys-California, Inc.           goodguys.com, inc.
          7000 Marina Blvd.                        9009 S.W. Hall Blvd.
          Brisbane, CA 94005                       Second Floor
          Attn: Chief Executive Officer            Tigard, OR 97223
                                                   Attn: Chief Executive Officer

                            [SIGNATURE PAGE FOLLOWS]


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       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

THE GOOD GUYS-CALIFORNIA, INC.               GOODGUYS.COM, INC.

By:    /s/ RONALD UNKEFER                    By:     /s/ STUART N. JOHNSON
       -------------------------                     ---------------------------

Name:  RONALD UNKEFER                        Name:   STUART N. JOHNSON
       -------------------------                     ---------------------------

Title:                                       Title:
       -------------------------                     ---------------------------

                           TRADEMARK LICENSE AGREEMENT

       This Trademark License Agreement (the "AGREEMENT") is entered into as of this 1st day of January, 2000 (the "EFFECTIVE DATE"), by and between The Good Guys-California, Inc., a California corporation ("LICENSOR"), and goodguys.com, inc., a Delaware corporation ("LICENSEE").

                             PRELIMINARY STATEMENTS

       A. Licensor is the owner of the Marks listed in Schedule A (collectively, the "EXISTING MARKS"), including any federal or state registrations or applications pertaining thereto.

       B. Licensee wishes to establish an internet-based retail business branded with new marks formed by combining the Existing Marks with a high level Internet domain names (for instance, without limitation, "goodguys.com," "goodguys.net," and "goodguys.org") (collectively, the "NEW MARKS") and in connection therewith wishes to obtain a license to use the Existing Marks as a component of the New Marks.

       C. In furtherance of their respective strategic goals, Licensor and Licensee have determined that it is in their mutual best interests to enter into a contractual arrangement whereby Licensor grants to Licensee a license to use the Existing Marks as described below.

       NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                             STATEMENT OF AGREEMENT

       1. Grant of License.

              a. Licensor hereby grants to Licensee during the Term hereof a nontransferable, worldwide right and license (the "LICENSE") to use, display, and reproduce the Existing Marks as part of the New Marks, solely for use in connection with Licensee's activities constituting the Business (as defined below). Licensee is not licensed to use the Existing Marks in connection with any business or activities other than the Business. Except as expressly permitted by this Agreement or as otherwise agreed in writing between the parties, Licensee is not licensed to use the Existing Marks standing alone and not as part of the New Marks. The term "Business" shall mean the sale and offer of sale of consumer electronics products through one or more Internet websites operated by Licensee, toll-free numbers owned by Licensee (not involving toll-free numbers owned by Licensor), and other electronic media and other non-bricks and mortar modalities (whether now existing or hereafter created) operated by Licensee. In no event shall "BUSINESS" be deemed to include (i) the retail sale of consumer electronics products through traditional bricks and mortar retail stores, (ii) mail-order operations involving catalogs as the seller's primary means of marketing and (iii) wholesale distribution and resale of entertainment electronics products.

              b. Licensee shall have the right to use the Existing Marks in combination with any top-level Internet domain name (including without limitation ".com", ".net", or ".org"). Licensee shall automatically have the right, on the terms and conditions set forth herein, to use any.

              c. In addition, Licensor hereby grants to Licensee the right to authorize third parties to use, display, and reproduce the Existing Marks as part of the New Marks for the purpose of marketing of Licensee's products and services as Licensee shall deem necessary or appropriate in the conduct of the Business.

              d. During the Term of this Agreement, Licensor will not license any other person to use the Existing Marks in connection with activities constituting the Business, nor will Licensor itself use the Existing Marks in connection with any of Licensor's own activities constituting the Business without the consent of Licensee.

              e. Nothing in this Agreement is intended to nor shall it limit or impair Licensor's rights, during the Term, to (i) use or otherwise license the Existing Marks to the extent not licensed to Licensee hereunder; or (ii) use or license the Existing Marks to promote and advertise the sale of consumer electronics and other items customarily sold by Licensor in its retail consumer electronics stores.

       2. Restrictions on Use and Quality Control.

              a. Licensee shall use the Existing Marks as part of the New Marks only in a manner and form (i) designed to maintain the high quality of the Existing Marks; (ii) consistent with the use of the Existing Marks by Licensor and its other licensees; (iii) that protects Licensor's ownership interest therein; and (iv) that complies will all applicable federal, state, local and foreign laws, rules and regulations, including, without limitation, all applicable trademark laws, rules and regulations.

              b. Licensee represents and warrants that all products or services placed in commerce and identified with the New Marks will meet all applicable legal standards for health and safety and shall be in compliance with all Federal, State, and local laws, rules and regulations.

              c. Licensee will, upon request by Licensor, deliver to Licensor at the address listed below a copy of the pages comprising the Website and any other use of the New Marks for the purpose of allowing Licensor to monitor the quality of the use of the Marks.

              d. Licensee will upon request made from time to time, provide to Licensor a list of third parties that Licensee has authorized to use, display, and reproduce the New Marks.

       3. Protection of the Existing Marks and the New Marks.

              a. Licensee will at its expense take action that is necessary and appropriate, including without limitation the commencement of litigation or other legal proceedings, to protect the New Marks from infringement by any person or party, and Licensee shall be entitled to all amounts received in connection therewith. Licensor will have the right to intervene in any such proceeding in order to protect the Existing Marks from infringement by any person or party. Licensee shall promptly notify Licensor in writing of any infringement or suspected infringement involving the Marks.

              b. Licensee expressly acknowledges that its use of the Existing Marks hereunder inures to the benefit of Licensor and shall not confer on Licensee any proprietary rights to the Existing Marks, which shall at all times remain with Licensor and its assignees.

              c. Licensee shall not question, contest or challenge, either during or after the Term, Licensor's ownership of the Existing Marks, and Licensee shall claim no interest therein, except the right to use the Existing Marks as part of the New Marks on the terms and conditions set forth herein. Licensee shall not attempt to register the Existing Marks, or any of them.

       4. Consideration. In consideration for the License, Licensor shall pay to Licensee the Royalty Payment described in the Royalty and Services Agreement of even date herewith by and between Licensor and Licensee, calculated as provided therein.

       5. Term.

              a. This term of this Agreement (the "TERM") shall commence on the date hereof and continue in full force and effect until the thirtieth (30th) anniversary of the Effective Date or until otherwise terminated in accordance with the provisions hereof.

              b. Either party shall have the right, but not the obligation, to terminate this Agreement immediately if at any time:

                     (1) the other party shall be in material breach of any of its obligations hereunder, or under any other material agreement between the parties or between Licensee and The Good Guys, Inc., a Delaware Corporation, and such breach shall not be cured within thirty (30) days after receipt of written notice thereof;

                     (2) the other party shall be the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors;

                     (3) the other party shall become the subject of any involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors, and such petition or proceeding shall not be dismissed within 60 days of filing;

                     (4) the business of the other party shall be liquidated or otherwise terminated on any basis;

                     (5) Licensee ceases to be actively and continuously engaged in activities constituting the Business; or

                     (7) the other party performs any illegal acts;

              c. Licensee shall have the right, but not the obligation, to terminate this Agreement at any time upon 180 days prior notice to Licensor.

              d. Licensor will have the right, but not the obligation, to terminate This Agreement if Licensee is in material breach of its obligations under that certain subscription and Royalty Agreement of even date herewith.

              e. A party may exercise its right to terminate pursuant to this section 4 by written notice to the other party. No exercise by a party of its rights under this section 4 shall limit its remedies by reason of the other party's default, the party's rights to exercise any other rights under this section 4 or any other rights of that party.

              f. Upon the termination of this Agreement, Licensee will assign back to Licensor for no additional consideration all of Licensee's right, title, and interest anywhere in the world in and to the New Marks, along with the goodwill symbolized by the New Marks, and all registrations and applications for registration with respect thereto.

       6. Representations and Warranties; Indemnity.

              a. Licensor represents and warrants to Licensee that: (i) it is the owner of the Existing Marks; (ii) it has the right and power to grant the License to Licensee as provided herein; and (iii) the grant of the License to Licensee as provided herein does not require the consent of any third party.

              b. Licensor will indemnify and hold Licensee harmless from and against any and all claims, judgments, damages, losses, costs and expenses (including attorneys' fees and costs) arising out of a proceeding in which it is asserted that Licensee's use of the Existing Marks as part of the New Marks infringes the statutory or common law trademark rights of any third party. Licensor will, at its sole cost and expense, defend all such claims, actions, suits and proceedings on behalf of Licensee, with counsel of Licensor's choice, provided that Licensee promptly notifies Licensor of such claims, actions suits, or proceedings.

       7. Injunctive Relief. Licensee and Licensor acknowledge that money damages would not adequately compensate either of them in the event of a breach hereunder, and that injunctive relief would be essential for each party to adequately protect itself hereunder. Accordingly, the parties agree that, in addition to any other remedies available at law or in equity, each shall be entitled to injunctive relief in the event of a breach of any covenant or agreement contained herein.

       8. Miscellaneous.

              a. Assignment. Neither party may assign this Agreement or its rights and obligations hereunder in whole or in part without the other party's prior written consent which consent may not be unreasonably withheld or delayed. Any attempt to assign this Agreement without such consent shall be void and of no effect. Notwithstanding the foregoing, either party may assign this Agreement or its rights and obligations hereunder to any entity controlled by it or to any entity by which it is acquired by merger, purchase of capital stock, transfer of substantially all assets or otherwise; provided that such entity shall thereafter succeed to all obligations of such party under this Agreement; and provided further, that no such assignment will be effective unless the assignee succeeds to the assigning party's interest in the Royalty and Services Agreement and Assignment of Domain Name Agreement, of even date herewith.

              b. Amendment. No modification or amendment hereof shall be valid and binding, unless it be in writing and signed by the parties hereto.

              c. Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware without giving effect to the conflict of law principles thereof.

              d. Entire Agreement. This Agreement sets forth the entire agreement between the parties hereto with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements.

              e. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

              f. Waiver. The failure of any party to exercise any right or remedy provided for herein shall not be deemed a waiver of any right or remedy hereunder.

              g. Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or otherwise unenforceable, such determination shall not affect the validity or enforceability of any remaining provisions of this Agreement. If any provision of this Agreement is invalid under any applicable statute or rule of law, it shall be enforced to the maximum extent possible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

              h. Headings. The section headings used herein are for the convenience of the parties only, are not substantive and shall not be used to interpret or construe any of the provisions contained herein.

              i. Successors and Assigns. This Agreement and the undertakings and representations herein contained shall inure to the benefit of and bind the parties and their respective successors and assigns.

              j. Notice. Any and all notices or other communications hereunder shall be sufficiently given if in writing and sent by hand, telecopier, reputable overnight courier or by certified mail, return receipt requested, postage prepaid, addressed to the party to receive the same at its address as set forth below, or to such other address as the party to receive the same shall have specified by written notice given in the manner provided herein. Such notices or other communications shall be deemed to have been given on the date of such delivery. Any party may change its address for the purpose of this Agreement by notice to the other parties given as aforesaid.

          Notice to Licensor:                    Notice to Licensee:

          The Good Guys-California, Inc.         goodguys.com, inc.
          7000 Marina Blvd.                      9009 S.W. Hall Blvd.
          Brisbane, CA 94005                     Second Floor
          Attn: Chief Executive Officer          Tigard, OR 97223
                                                 Attn: Chief Executive Officer

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

THE GOOD GUYS-CALIFORNIA, INC.               GOODGUYS.COM, INC.

By:    /s/ RONALD UNKEFER                    By:    /s/ STUART N. JOHNSON
       -------------------------                    ----------------------------

Name:  RONALD UNKEFER                        Name:  STUART N. JOHNSON
       -------------------------                    ----------------------------

Title:                                       Title:
       -------------------------                    ----------------------------

                                   SCHEDULE A

The Good Guys

The Good Guys!

The Good Guys (Stylized Letters)

Good Guys

Good Guys (Stylized Letters)

The Good Guys Logo

                                    EXHIBIT D

                             Form of Tigard Sublease

                       ASSIGNMENT OF DOMAIN NAME AGREEMENT

       This Assignment of Domain Name Agreement (the "AGREEMENT") is entered into as of this 1st day of January, 2000 (the "EFFECTIVE DATE"), by and between The Good Guys-California, Inc., a California corporation and The Goods Guys, Inc., a Delaware corporation (collectively "ASSIGNORS"), and goodguys.com, inc., a Delaware corporation ("ASSIGNEE").

                             PRELIMINARY STATEMENTS

       A. Either or both of the Assignors is the registered owner of the domain names listed in Schedule A which constitutes all of the domain names owned by either the Assignor (the "DOMAIN NAMES"); and

       B. Assignee desires to acquire the Domain Names.

       NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                             STATEMENT OF AGREEMENT

              1. Each Assignor hereby assigns to Assignee all of its right, title and interest, throughout the world, in and to the Domain Names.

              2. Each Assignor and Assignee agree to execute whatever additional instruments either party may reasonably request to effectuate or evidence any of the transactions intended under this Agreement, including such documentation as Network Solutions, Inc. or any other relevant entity may require to transfer ownership of the Domain Names from the relevant Assignor to Assignee.

              3. Each Assignor acknowledges that Assignee shall have the right to register in Assignee's name any derivation of domain names, including those using different suffixes.

              4. The Domain Names are assigned to Assignee pursuant to on an "AS IS" basis, without any representations or warranties whatsoever, except that Assignee represents and warrants that it has not heretofore assigned the Domain Names to any person or entity. Without limiting the generality of the foregoing, EACH PARTY DISCLAIMS ANY AND ALL OTHER WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.

              5. Upon termination of that certain Trademark License Agreement between the parties of even date herewith, Assignee shall have a right to acquire all of Assignee's right, title, and interest in and to the Domain Names for an amount equal to the then fair market value thereof. The closing of any such acquisition shall occur on the ninth (9th) month anniversary of the termination of the Trademark License Agreement.

       6. Miscellaneous.

              a. This Agreement shall be governed by the internal laws of the State of Delaware without giving effect to the conflict of law principles thereof.

              b. This Agreement sets forth the entire agreement between the parties hereto with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements. No provision of this Agreement may be waived or amended, except by a writing signed by Assignor and Assignee.

              c. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

              d. The failure of any party to exercise any right or remedy provided for herein shall not be deemed a waiver of any right or remedy hereunder.

              e. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or otherwise unenforceable, such determination shall not affect the validity or enforceability of any remaining provisions of this Agreement. If any provision of this Agreement is invalid under any applicable statute or rule of law, it shall be enforced to the maximum extent possible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

              f. Any and all notices or other communications hereunder shall be sufficiently given if in writing and sent by hand, telecopier, reputable overnight courier or by certified mail, return receipt requested, postage prepaid, addressed to the party to receive the same at its address as set forth below, or to such other address as the party to receive the same shall have specified by written notice given in the manner provided for herein. Such notices or other communications shall be deemed to have been given on the date of such delivery. Any party may change its address for the purpose of this Agreement by notice to the other parties given as aforesaid.

          Notice to Assignor:                    Notice to Assignee:

          The Good Guys-California, Inc.         goodguys.com, inc.
          7000 Marina Blvd.                      9009 S.W. Hall Blvd.
          Brisbane, CA 94005                     Second Floor
          Attn: Chief Executive Officer          Tigard, OR 97223
                                                 Attn: Chief Executive Officer

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

THE GOOD GUYS-CALIFORNIA; INC.               GOODGUYS.COM, INC.


By: /s/ RONALD UNKEFER                       By: /s/ STUART N. JOHNSON
   ---------------------------                  --------------------------------
Name: RONALD UNKEFER                         Name: STUART N. JOHNSON
     -------------------------                    ------------------------------
Title:                                       Title:
      ------------------------                     -----------------------------
Date:                                        Date:
     -------------------------                    ------------------------------


THE GOOD GUYS, INC.


By: /s/ RONALD UNKEFER
   ---------------------------
Name: RONALD UNKEFER
     -------------------------
Title:
      ------------------------
Date:
     -------------------------

                                   SCHEDULE A

                             EACH OF THE FOLLOWING*

thegoodguys.com

thegoodguys.org

thegoodguys.net

goodguys.com

goodguys.org

egoodguys.com

oe-goodguys.com

And all other domain names owned by The Good Guys-California, Inc. and/or by The Good Guys, Inc.






*And any other names that differ from the following only with respect to capitalization of certain letters.

                                    EXHIBIT C

                          Trademark License Agreement

                    STOCK AND WARRANT SUBSCRIPTION AGREEMENT

       This Stock and Warrant Subscription Agreement (the "AGREEMENT") is made and entered into as of the 1st day of January, 2000 (the "EFFECTIVE DATE"), by and between goodguys.com, inc., a Delaware corporation ("DOTCOM"), and The Good Guys-California, Inc., a California corporation ("GOOD GUYS").

                             PRELIMINARY STATEMENTS

       A. Dotcom desires to issue to Good Guys and Good Guys desires to subscribe for and purchase from Dotcom, One Million One Hundred Forty Thousand Seven Hundred Ninety Five (1,140,795) shares of Common Stock, par value $0.001, of Dotcom (the "COMMON SHARES").

       B. Dotcom desires to issue to Good Guys and Good Guys desires to subscribe for and purchase from Dotcom the stock purchase warrant described herein (the "WARRANT").

       NOW, THEREFORE, for good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, now agree as follows:

                             STATEMENT OF AGREEMENT

       1. Subscription.

              (a) Common Shares. Good Guys hereby subscribes for the Common Shares, which shares equal nineteen and eighty seven one-hundredths percent (19.87%) of the issued and outstanding shares of Dotcom's common stock on and as of the date hereof. Dotcom hereby issues to and registers in the name of Good Guys one or more certificates evidencing the Common Shares.

              (b) Warrant. Good Guys hereby purchases and subscribes for the Dotcom Warrant attached hereto as Exhibit A.

       2. Consideration. In consideration for the subscription of the Common Shares and the Warrant, Good Guys has entered into each of the Assignment of Domain Name Agreement attached hereto as Exhibit B and the Trademark License Agreement attached hereto as Exhibit C; and sublease space to Dotcom substantially upon the terms and conditions set forth on Exhibit D. Concurrently herewith, certain investors have subscribed for not less than $2.25MM of the common stock of Dotcom.

       3. Anti-Dilution Protection. Notwithstanding any other provision hereof, Dotcom agrees that the Common Shares shall be protected from dilution resulting from any issuance of capital stock by Dotcom after the date hereof up to the "Anti-Dilution Threshold." For purposes hereof, the Anti-Dilution Threshold shall mean, in the aggregate, issuances of shares equal to fifteen percent (15%) of Dotcom's issued and outstanding shares as of the date hereof.

       4. Representations and Warranties of Good Guys. Good Guys hereby represents and warrants to Dotcom as follows:

              (a) Authorization. This Agreement constitutes Good Guys's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and the effect of rules of law governing the availability of equitable remedies. Good Guys represents that it has full power and authority to enter into this Agreement.

              (b) Access to Information. Good Guys has had an opportunity to receive and review all documents and information that it considers material to its purchase of the Common Shares and to ask questions of and receive satisfactory answers from Dotcom, concerning Dotcom and the terms and conditions of the purchase of the Common Shares and the Warrant, and all such questions have been answered to the full satisfaction of Good Guys.

              (c) Knowledgeable Investor. Good Guys has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Common Shares.

              (d) Accredited Investor. Good Guys is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

              (e) Investment Intent. Good Guys understands that neither the Common Shares nor the Warrant have been registered under the Securities Act of 1933 (the "SECURITIES ACT"), or any other applicable state or federal securities statutes (collectively, the "ACTS"). Good Guys is purchasing the Common Shares and the Warrant for investment, for its own account, and with no present intention of reselling, directly or indirectly participating in any distribution of or otherwise disposing of the Common Shares. Good Guys understands that the Common Shares are subject to restrictions on transfer and that Good Guys may bear the economic risk of purchasing the Common Shares for an indefinite period of time.

              (f) No Brokers. Good Guys has not authorized any broker, dealer, agent or finder to act on its behalf nor does Good Guys have any knowledge of any broker; dealer, agent or finder purporting to act on its behalf with respect to this transaction.

              (g) Legend. Good Guys acknowledges that a legend substantially as follows will be placed on the certificates representing the Common Shares and the Warrant:

              THE SECURITIES HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN

              EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

              (h) Reliance. Good Guys understands that the Common Shares and the Warrant are being offered and sold to it in reliance on specific provisions of federal and state securities laws and that Dotcom is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of Good Guys set forth herein in order to determine the applicability of such provisions;

       5. Representations and Warranties of Dotcom. Dotcom hereby represents and warrants to Good Guys as follows:

              (a) Organization. Dotcom has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify is not reasonably anticipated to have a material adverse effect on the condition (financial or otherwise), business, properties, net worth or results of operations of Dotcom;

              (b) Shares. The Common Shares are duly authorized and validly issued, and when issued and delivered, shall be fully paid and non-assessable;

              (c) Authorization. This Agreement has been duly authorized, validly executed and delivered on behalf of Dotcom and is a valid and binding agreement of Dotcom enforceable in accordance with its terms, subject to general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Dotcom has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder;

              (d) No Conflict. The execution and delivery of this Agreement, the issuance of the Common Shares and the consummation of the transactions contemplated by this Agreement, will not conflict with or result in a breach of or a default under any of the terms or provisions of Dotcom's certificate of incorporation or by-laws, or of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which Dotcom is a party or by which it or any of its properties or assets is bound, any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over Dotcom, or any of its properties or assets or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Dotcom pursuant to the terms of any agreement or instrument to which Dotcom is a party or by which Dotcom may be bound or to which any of Dotcom's property or Dotcom is subject; and

              (e) No Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to Dotcom's knowledge, threatened, against or affecting Dotcom, or any of its properties, which would reasonably be anticipated to result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of Dotcom.

       6. Miscellaneous.

              (a) Restrictions. Neither the Common Shares nor the Warrant may be offered for sale, sold or transferred except pursuant to (i) an effective registration under the Securities Act or in a transaction which is otherwise in compliance with the Securities Act, (ii) an effective registration under any applicable state securities statute or in a transaction otherwise in compliance with any applicable state securities statute, and (iii) evidence of compliance with the applicable securities laws of other jurisdictions. Good Guys shall furnish to Dotcom and Dotcom shall be entitled to rely upon an opinion of competent securities counsel acceptable to Dotcom with respect to compliance with the above laws.

              (b) Integration. This Agreement, together with the Exhibits hereto, sets forth the entire agreement between the parties hereto with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements.

              (c) Amendment. No modification or amendment hereof shall be valid and binding, unless it be in writing and signed by the parties hereto.

              (d) Successors and Assigns. This Agreement and the undertakings and representations herein contained shall inure to the benefit of and bind the parties and their respective successors and assigns.

              (e) Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained in this Agreement shall survive the issuance of the Common Shares to Good Guys and its payment therefor, and shall remain effective.

              (f) Headings. The section headings used herein are for the convenience of the parties only, are not substantive and shall not be used to interpret or construe any of the provisions herein.

              (g) Governing Law. This Agreement shall be governed by the internal laws of the state of Delaware without giving effect to the conflict of law principles thereof.

              (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

       IN WITNESS WHEREOF, this Agreement was duly executed on the date first above written.


                                        GOOD GUYS.COM, INC.

                                        By: /s/ STUART N. JOHNSON
                                           -------------------------------------

                                        Name: STUART N. JOHNSON
                                             -----------------------------------

                                        Title:
                                              ----------------------------------


                                        THE GOOD GUYS-CALIFORNIA, INC.

                                        By: /s/ RONALD UNKEFER
                                           -------------------------------------

                                        Name: RONALD UNKEFER
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                    EXHIBIT A

             Warrant to Purchase Common Stock of goodguys.com, inc.

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT AND APPLICABLE LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT LEGALLY REQUIRED.

No. 001

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                               GOODGUYS.COM, INC.

       This certifies that, beginning on the date of this Warrant, for value received, The Good Guys-California, Inc., a California corporation ("GOOD GUYS"), or registered assigns (the "HOLDER"), is entitled to purchase from goodguys.com, inc., a Delaware corporation (the "COMPANY"), shares of the Common Stock of the Company, $.001 par value (the "COMMON STOCK"), in the amount set forth in Section 2, upon surrender hereof, at the principal office of the Company referred to below, with a duly executed Notice of Exercise in the form attached, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in
Section 3. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "WARRANT" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

       1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, beginning upon the occurrence of a Liquidity Event (as defined below) and ending ten (10) business days thereafter. Subject to the notice requirements of Section 10 hereof, after such date, this Warrant shall be void. The term "LIQUIDITY EVENT" shall mean:
(i) a sale of all or substantially all of the assets of the Company, (ii) a merger of the Company with or into another entity (or corporate reorganization of similar effect), or (iii) an initial public offering of shares of the Company's common stock.

       2. Number of Shares Which May Be Purchased. The total number of shares of Common Stock purchasable pursuant to this Warrant is equal to the number of shares that, when added to the number of shares issued to Good Guys under the Stock and Warrant Subscription Agreement dated January 1, 2000 by and between the Company and Good Guys, equals forty-nine and nine-tenths percent (49.9%) of the Company's issued and outstanding Common Stock as of the date hereof, as calculated on a fully diluted basis (including all options, warrants, securities convertible into Common Stock, and other rights to acquire Common Stock, and assuming for purposes of such calculation employee options equal to fifteen percent (15%) of the Common Stock as of the date hereof).

       3. Exercise Price. The purchase price per share for the Common Stock purchased under this Warrant (the "EXERCISE PRICE") shall be one cent ($.01) per share, as adjusted from time to time pursuant to Section 12 hereof.

       4. Exercise of Warrant.

              (a) Method of Exercise. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company, and upon payment equal to the aggregate Exercise Price of the Common Stock being purchased in cash or by check payable to the Company.

              (b) Other Matters. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of shares for which this Warrant may then be exercised.

       5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

       6. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

       7. No Rights as Stockholder. This Warrant shall not entitle its Holder, as such, to any of the rights of a stockholder of the Company.

       8. Transfer of Warrant.

              (a) Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

              (b) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to compliance with the Securities Act of 1933 (the "ACT"), and applicable state securities laws, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

              (c) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

              (d) Compliance with Securities Laws.

                     (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired for investment, and not with a view toward distribution or resale in violation of applicable securities laws.

                     (ii) All shares, of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

       THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND APPLICABLE LAWS.

       9. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its corporate charter to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof.

       10. Notices.

              (a) Holder shall notify the Company of its intent to exercise the Warrant within ten (10) business days of receipt of notice of a pending Liquidation Event.

              (b) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

              (c) In case:

                     (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                     (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                     (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

              (d) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

       11. Amendments. Any term of this Warrant may be amended with the written consent of the Company and all of the Holders of this Warrant.

       12. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

              (a) Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger of consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provisions of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

              (b) Reclassification, etc. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

              (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

              (d) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

              (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 12, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a Certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

              (f) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 12 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

       13. Miscellaneous.

              (a) Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder and their respective permitted assigns. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

              (b) Headings. The headings of the Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

              (c) Governing Law. This Warrant shall be governed by the laws of the State of Delaware, excluding that body of law relating to conflicts of laws.

              (d) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or mailed, by registered or certified mail as follows:

          if to Holder:                    The Good Guys-California, Inc.
                                           7000 Marina Blvd.
                                           Brisbane, CA 94005
                                           Attn: Chief Executive Officer
          if to Company:                   goodguys.com, inc.
                                           9009 S.W. Hall Blvd., Second Floor
                                           Tigard, OR 97223
                                           Attn: Chief Executive Officer

Such addresses may be changed from time to time by written notice to the other party.

                            [SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: January 1, 2000.                 The Company:

                                        GOODGUYS.COM, INC.

                                        By:    /s/ STUART N. JOHNSON
                                               ---------------------------------

                                        Name:   STUART N. JOHNSON
                                               ---------------------------------

                                        Title:
                                               ---------------------------------

                               NOTICE OF EXERCISE

       (1) The undersigned hereby elects to purchase ___________ shares of Common Stock of goodguys.com, inc., pursuant to the provisions of Section 4(a) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

       (2) In exercising this Warrant, the undersign hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except in compliance with the Securities Act of 1933 or any applicable state securities laws.

       (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in the following name:
___________________.

       (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in the following name:
___________________.


Dated:
      --------------------------        ---------------------------------------

                                        By:
                                               --------------------------------

                                        Name:
                                               --------------------------------

                                        Title:
                                               --------------------------------

                                 ASSIGNMENT FORM

       FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

NAME OF ASSIGNEE                 ADDRESS                           NO. OF SHARES



and does hereby irrevocably constitute and appoint _____________ to make such transfer on the books of goodguys.com, inc., maintained for the purpose, with full power of substitution in the premises.

       The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except in compliance with the Securities Act of 1933 or any state securities laws. Further, the Assignee has acknowledge that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated:
      --------------------------        ---------------------------------------

                                        By:
                                               --------------------------------

                                        Name:
                                               --------------------------------

                                        Title:
                                               --------------------------------

                                    EXHIBIT B

                      Assignment of Domain Name Agreement